Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
19.	Income Taxes

The Company’s unaudited condensed consolidated financial statements include U.S. federal, state and local income taxes on the Company’s allocable share of the U.S. results of operations, as well as taxes payable to jurisdictions outside the U.S. In addition, certain of the Company’s entities are taxed as U.S. partnerships and are subject to the Unincorporated Business Tax (“UBT”) in New York City. Therefore, the tax liability or benefit related to the partnership income or loss except for UBT rests with the partners, (see Note 2 — “Limited Partnership Interests in BGC Holdings” for discussion of partnership interests) rather than the partnership entity. Income taxes are accounted for using the asset and liability method, as prescribed in FASB guidance on Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded against deferred tax assets if it is deemed more likely than not that those assets will not be realized. No deferred U.S. federal income taxes have been provided for the undistributed foreign corporate earnings since they have been permanently reinvested in the Company’s foreign operations. It is not practical to determine the amount of additional tax that may be payable in the event these earnings are repatriated. Pursuant to FASB guidance on Accounting for Uncertainty in Income Taxes, the Company provides for uncertain tax positions based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. As of March 31, 2012, the Company had $3.3 million of unrecognized tax benefits, all of which would affect the Company’s effective tax rate if recognized. The Company recognizes interest and penalties related to income tax matters in “Interest expense” and “Other expenses,” respectively, in the Company’s unaudited condensed consolidated statements of operations. As of March 31, 2012, we had approximately $0.5 million of accrued interest related to uncertain tax positions. During the three months ended March 31, 2012, the Company did not have any material charges with respect to interest and penalties.

18.	Income Taxes

The Company’s consolidated financial statements include U.S. federal, state and local income taxes on the Company’s allocable share of the U.S. results of operations, as well as taxes payable to jurisdictions outside the U.S. In addition, certain of the Company’s entities are taxed as U.S. partnerships and are subject to the UBT in the City of New York. Therefore, the tax liability or benefit related to the partnership income or loss except for UBT rests with the partners (see Note 2—“Limited Partnership Interests in BGC Holdings” for discussion of partnership interests) rather than the partnership entity.

The provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2011	2010	2009
Current:
U.S. federal	$1,292	$1,863	$5,281
U.S. state and local	1,319	655	906
Foreign	9,853	10,668	16,403
UBT	1,572	1,289	1,445

	14,036	14,475	24,035
Deferred:
U.S. federal	2,766	992	(603)
U.S. state and local	(645)	252	(94)
Foreign	(294)	(4,411)	313
UBT	136	235	24

	1,963	(2,932)	(360)

Provision for income taxes	$15,999	$11,543	$23,675

The Company had pre-tax income from foreign operations of $41.1 million, $43.9 million and $53.8 million for the years ended December 31, 2011, 2010 and 2009, respectively. Pre-tax income from domestic operations was $13.3 million, $13.0 million and $10.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when such differences are expected to reverse.

Differences between the Company’s actual income tax expense and the amount calculated utilizing the U.S. federal statutory rates were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Federal income tax expense at 35% statutory rate	$19,025	$19,920	$22,571
Noncontrolling interest	(3,488)	(2,205)	(1,364)
Incremental impact of foreign taxes compared to federal tax rate	(2,446)	(9,191)	(2,107)
Permanent differences	1,801	4,217	2,858
State and local taxes	438	235	535
New York City UBT	1,385	1,524	1,469
Deductible merger related legal fees	—	(1,382)	—
Federal/state tax benefit of research and development credit	(423)	(126)	—
Decrease in unrecognized tax benefit	—	(1,393)	—
Other	(293)	(56)	(287)

Provision for income taxes	$15,999	$11,543	$23,675

Significant components of the Company’s deferred tax asset and liability consisted of the following (in thousands):

	Year Ended December 31,
	2011	2010
Deferred tax asset
Fixed assets	$8,048	$7,217
Non-deductible warrant expense	205	206
Basis difference of investments	(452)	731
Non-employee stock options	16,342	479
Other deferred and accrued expenses	2,576	3,645
Foreign deferred and accrued expenses	—	(40)
Net operating loss and credit carry-forwards	32,128	35,984

Total deferred tax asset	58,847	48,222
Valuation allowance	(34,629)	(21,557)

Deferred tax asset, net of valuation allowance	24,218	26,665

Deferred tax liability
Software capitalization	3,408	4,239
Depreciation of fixed assets / Gain on replacements of assets	563	1,780
Other	1,596	31

Total deferred tax liability	5,567	6,050

Net deferred tax asset	$18,651	$20,615

The Company has net operating losses in various jurisdictions that will begin to expire in 2012. The Company’s U.S. federal research and development credit carryforward will begin to expire in 2022. The Company’s net deferred tax asset is included as part of “Other assets” in the Company’s consolidated statements of financial condition.

A reconciliation of the beginning to the ending amount of gross unrecognized tax benefits (excluding interest and penalties) for the years ended December 31, 2011 and 2010 is as follows (in thousands):

	Year Ended December 31,
	2011	2010
Balance, January 1 (excluding interest and penalties of $1.4 million)	$3,521	$4,522
Increases for prior year tax positions	—	—
Decreases for prior year tax positions	—	—
Increases for current year tax positions	675	—
Settlements	(946)	—
Lapse of statute of limitations	—	(1,001)

Balance, December 31 (excluding interest and penalties of $0.4 million)	$3,250	$3,521

The amount of unrecognized tax benefits at December 31, 2011 that, if recognized, would favorably affect the effective tax rate is $3.3 million. Such amount excludes $0.4 million of interest and penalties accrued in the Company’s consolidated statements of financial condition, of which $(0.9) million was recognized in the current year.

The Company anticipates that the total amount of unrecognized benefits (excluding penalties and interest) will remain unchanged over the next twelve months.

Income taxes are accounted for using the asset and liability method, as prescribed in FASB guidance on Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded against deferred tax assets if it is deemed more likely than not that those assets will not be realized. No deferred U.S. federal income taxes have been provided for the undistributed foreign corporate earnings since they have been permanently reinvested in the Company’s foreign operations. It is not practical to determine the amount of additional tax that may be payable in the event these earnings are repatriated. Pursuant to FASB guidance on Accounting for Uncertainty in Income Taxes, the Company provides for uncertain tax positions and the related interest and penalties as a component of income tax expense based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities.